SASCO 2005-S3
Credit Risk Manager Report
September 2005
2005 The Murrayhill Company. All Rights Reserved.


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.
The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

2005 The Murrayhill Company. All Rights Reserved.

Table of Contents
Section One 		Executive Summary
Section Two		Loan-Level Report
Section Three 		Prepayment Premium Analysis
Section Four 		Analytics

2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-S3 Executive Summary September 2005

Transaction Summary
Closing Date: 06/30/2005
Servicer(s): Aurora Loan Services, Chase Home Finance, GMAC Mortgage, Wells Fargo / ASC
Delinquency Reporting Method: OTS1

Collateral Summary
			Closing		8/31/2005 2	8/31/2005 as a
			Date				Percentage of
							Closing Date

Collateral Balance	$558,393,583 	$509,678,433	91.27%
Loan Count		12,066		11,147 		92.38%

1OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

2005 The Murrayhill Company. All Rights Reserved.

Collateral Statistics
				Loan Count		Summed Balance
First Payment Defaults		5			$365,300
Early Payment Defaults* 	90			$4,119,773
Multiple Loans to One Borrower	251			$7,621,295
*A default that occurs on the second or third scheduled payment

Hurricane Katrina and Rita
Murrayhill identified 104 properties within this security which are located in areas that have been designated as FEMA disaster areas as a result of Hurricane Katrina and Rita. Below is a table detailing the loans in the affected areas.

Hurricane*	Assistance Type**	Loan Count 	Combined Unpaid
							Principal Balance
Either		Individual		8		$212,178
Either		Public			44		$1,171,922
Both		Individual		47		$1,259,764
Both		Public			5		$124,336

*Either is defined as loans affected by either Katrina or Rita. Both is defined as loans affected by both Katrina and Rita.
**Individual assistance allows for individuals to file personal claims with FEMA up to $26,200. Public assistance also allows individual claims, but gives first priority to municipal officials to file claims for infrastructure repairs.

Prepayments

Remittance	Begining Collateral	Total		Percentage of
Date 		Balance			Prepayments	Prepayment
9/25/2005	$528,291,507		$18,591,941	3.52
8/25/2005 	$543,212,983		$14,617,725  	2.69
7/25/2005 	$536,621,000 		$125,132 	0.02

2005 The Murrayhill Company. All Rights Reserved.

Prepayment Premium Analysis

Prepayment Premium Issues for the Current Month
During the 9/25/2005 distribution cycle, 120 loans with active prepayment premium flags were paid off. The serivcers remitted premiums for 118 of these loans totaling $226,598. Murrayhill asked the serivcers to explain why premiums were not remitted for the two remaining loans.

Additionally, six loans were paid-in-full during the 9/25/2005 distribution cycle with premiums of $11,342 remitted, but the loans did not have a prepayment premium flags. The total amount remitted to the P Class was $237,940.

Prepayment Premium Issues for Prior Months
Murrayhill is still awaiting a response from the servicer regarding the two loans that liquidated during the 8/25/2005 distribution with active prepayment premium flags, but did not have premiums remitted. Murrayhill will provide an update when available.

Loss Analysis

Loss Issues for the Current Month
As of the 9/25/2005 distribution, no losses have passed through to the trust.

2005 The Murrayhill Company. All Rights Reserved.


Section Two
Loan-Level Report

2005 The Murrayhill Company. All Rights Reserved.

Loan-Level Report Definitions
FICO : Represents the borrower's credit score at the time of securitization/ origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:
C	The contractually due payment arrived on time.
3	The contractually due payment had not arrived within thirty days.
6	The contractually due payment had not arrived within sixty days.
9	The contractually due payment had not arrived within ninety days.
F	The property is in the process of foreclosure.
R	The property is real estate owned (REO).
0	The mortgage has either liquidated or been paid off.

Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-S3 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
0019958628 5/1/2005
6/1/2005
MN
767
Default Reason: (Unknown)
This loan was added to the Watchlist because it represents an early payment default. 8/2/2005
0030268551 4/1/2005
4/1/2005
TX
704
Default Reason: (Unknown)
This loan was added to the Watchlist because it represents an early payment default. 8/2/2005
0030386593 4/1/2005
4/1/2005
NJ
625
Default Reason: (Unknown)
This loan was added to the Watchlist because it represents an early payment default. 8/2/2005
0030453583 5/1/2005
5/1/2005
MN
740
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation.
0030474910 5/1/2005
4/1/2005
FL
740
Default Reason: (Unknown)
This loan was added to the Watchlist because it represents a first payment default. 8/2/2005
0030521389 5/1/2005
5/1/2005
UT
662
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation for a cash out refinance on an investment home.
Valuation Method Orig.
Current Value
BPO
7/12/2005
$230,000
$157,900
BPO
7/12/2005
$178,000
$158,000
BPO
7/13/2005
$345,000
$320,000
BPO
8/6/2005
$180,000
$179,900
BPO
7/9/2005
$848,000
$800,000
BPO
8/17/2005
$160,000
$133,420
2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV
CLTV Current Bal
$34,500
$34,466
15.00%
21.82%
$26,700
$26,688
15.00%
16.89%
$86,250
$86,225
25.00%
26.94%
$35,980
$35,972
19.98%
19.99%
$198,000
$198,000
23.34%
24.75%
$32,000
$31,990
20.00%
23.97%
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$184,000
138.35%
$142,400
107.01%
$241,500
102.41%
$143,920
99.99%
$650,000
106.00%
$112,000
107.92%
Est. (Gain)/Loss
Est. Severity
$34,466
99.90%
$26,688
99.95%
$77,196
89.50%
$35,972
99.97%
$198,000
100.00%
$31,990
99.96%
Delinquency
Status
2/1/2007 363
Monitor
4/1/2006 369
Monitor
12/1/2006 369
Monitor
1/1/2007 CC6
Monitor
7/1/2006 369
Monitor
9/1/2006 C36
Monitor
SASCO 2005-S3 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
0035040781 BPO
7/14/2005
$133,000
$142,000
5/1/2005
4/1/2005
WI
686
Default Reason: (Unknown)
This loan was added to the Watchlist because it represents a first payment default. 8/2/2005
0035041730 Int. Est.
12/31/2004
$414,000
$314,640
5/1/2005
7/1/2005
CA
722
Default Reason: (Unknown)
This loan was added to the Watchlist because it represents an early payment default. 8/2/2005
0035068691 Int. Est.
6/30/2005
$149,500
$123,482
5/1/2005
6/1/2005
FL
723
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with no documentation.
0035222090 Int. Est.
6/30/2005
$231,000
$175,560
6/1/2005
6/1/2005
IL
675
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation.
0035280809 BPO
8/5/2005
$220,000
$238,925
6/1/2005
5/1/2005
TX
745
Default Reason: (Unknown)
10/14/2005 This loan was added to the Watchlist because it represents a first payment default.
2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV
CLTV Current Bal
$13,300
$13,300
10.00%
9.36%
$72,000
$71,890
17.39%
22.84%
$29,900
$29,866
20.00%
24.18%
$34,350
$34,343
14.87%
19.56%
$33,000
$33,000
15.00%
13.81%
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$112,000
88.23%
$252,000
102.93%
$119,600
121.04%
$183,200
123.91%
$176,000
87.47%
Est. (Gain)/Loss
Est. Severity
$13,300
100.00%
$70,892
98.46%
$29,866
99.88%
$34,343
99.97%
$14,719
44.60%
Delinquency
Status
1/1/2007 369
Monitor
10/1/2006 3CC
Monitor - Pay Plan
9/1/2006 CC3
Monitor
5/1/2007 CC3
Monitor
5/1/2006 C36
Monitor
SASCO 2005-S3 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
359122686 BPO
7/6/2005
$296,000
$278,000
4/1/2005
4/1/2005
IL
660
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation.
359127362 BPO
6/8/2005
$225,000
$162,500
2/1/2005
3/1/2005
TX
620
Default Reason: (Unknown)
8/10/2005 This loan is being added to the Watchlist because it represents an early payment default and the 6/8/2005 BPO represents a 28 percent value decline.
359127740 Int. Est.
12/31/2004
$227,000
$179,958
2/1/2005
6/10/2005
CA
619
Default Reason: (Unknown)
This loan paid off during the 7/25/2005 distribution cycle with an active prepayment premium; however, a premium was not remitted. Murrayhill has asked the 8/9/2005
359127878
servicer to explain.
2/1/2005
6/1/2005
Int. Est.
12/31/2004
$285,000
$230,640
AZ
667
Default Reason: (Unknown)
This loan paid off during the 7/25/2005 distribution cycle with an active prepayment premium flag; however, a premium was not remitted. Murrayhill has asked 8/9/2005
359128883
the servicer to explain.
3/1/2005
4/1/2005
BPO
7/6/2005
$217,000
$202,000
CO
671
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated as a cash out refinance.
359128943 BPO
6/16/2005
$255,000
$165,000
3/1/2005
4/1/2005
TN
666
Default Reason: (Unknown)
8/10/2005 This loan is being added to the Watchlist because it represents an early payment default and the 6/16/2005 BPO represents a 35 percent value decline.
2005 The Murrayhill Company. All Rights Reserved.
Est. Liq. Date Orig Amount OLTV Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV Current Bal
2/1/2007 $236,300
99.99%
$41,700
$41,683
369
Monitor
$41,683
99.95%
14.08%
14.99%
3/1/2006 $180,000
138.43%
$45,000
$44,960
699
Monitor
$44,960
99.91%
20.00%
27.66%
8/10/2006 $0
0.00%
$42,100
$0
000
Active
$0
0.00%
18.54%
0.00%
10/1/2006 $0
0.00%
$56,672
$0
000
Active
$0
0.00%
19.88%
0.00%
8/1/2006 $173,600
107.40%
$43,400
$43,357
369
Monitor
$43,357
99.90%
20.00%
21.46%
4/1/2006 $200,000
143.91%
$37,500
$37,456
369
Monitor
$37,456
99.88%
14.70%
22.70%
SASCO 2005-S3 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
359129403 3/1/2005
3/1/2005
GA
644
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation.
359129582 3/1/2005
3/1/2005
MO
612
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is a second payment default.
359129599 3/1/2005
3/1/2005
IL
606
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is a second payment default.
359129602 3/1/2005
3/1/2005
WI
650
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is a second payment default.
359129715 3/1/2005
3/1/2005
TN
659
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is a second payment default.
359129812 3/1/2005
3/1/2005
IL
583
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is a second payment default.
Valuation Method
BPO
6/9/2005
BPO
6/9/2005
BPO
6/8/2005
BPO
6/8/2005
BPO
6/8/2005
BPO
6/8/2005
Orig Amount OLTV Orig.
Current Value Current Bal
$60,000
$59,977
$363,000
$300,000
$15,400
$15,394
$82,000
$80,000
$24,400
$24,391
$135,000
$130,000
$16,920
$16,912
$86,000
$76,000
$31,980
$31,961
$160,000
$160,000
$24,500
$24,492
$127,000
$125,000
2005 The Murrayhill Company. All Rights Reserved.
1st Lien
Comb. LTV CLTV
$240,000
99.99%
16.52%
19.99%
$61,600
96.24%
18.78%
19.24%
$97,600
93.83%
18.07%
18.76%
$67,680
111.30%
19.67%
22.25%
$127,920
99.92%
19.98%
19.97%
$98,000
97.99%
19.29%
19.59%
Est. Liq. Date Est. (Gain)/Loss
Est. Severity MI Cert #
$57,524
95.87%
$15,394
99.96%
$22,221
91.06%
$16,912
99.95%
$31,961
99.94%
$24,492
99.96%
Delinquency
Status
3/1/2006 699
Monitor
3/1/2006 699
Monitor
1/1/2007 699
Monitor
11/1/2006 699
Monitor
3/1/2006 699
Monitor
1/1/2007 699
Monitor
SASCO 2005-S3 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
359130059 3/1/2005
3/1/2005
MN
641
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation.
359130414 3/1/2005
3/1/2005
CO
613
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is a second payment default.
359130461 3/1/2005
3/1/2005
IN
613
Default Reason: (Unknown)
8/10/2005 This loan is being added the the Watchlist because it represents an early payment default and the 6/8/2005 BPO represents a 42 percent value decline.
359130725 4/1/2005
3/1/2005
CA
733
Default Reason: (Unknown)
This loan was added to the Watchlist because it represents a first payment default. 8/2/2005
359136463 5/1/2005
5/1/2005
MN
637
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation.
359136474 5/1/2005
5/1/2005
MN
677
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation.
Valuation Method Orig.
Current Value
BPO
6/8/2005
$168,000
$167,000
BPO
7/8/2005
$80,000
$75,000
BPO
6/8/2005
$115,000
$67,000
BPO
6/8/2005
$340,000
$410,000
BPO
8/4/2005
$390,000
$374,000
BPO
8/18/2005
$238,000
$235,000
2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV 1st Lien
Comb. LTV CLTV Current Bal
$125,600
94.00%
$31,400
$31,385
18.69%
18.79%
$63,200
105.32%
$15,800
$15,794
19.75%
21.05%
$79,200
147.75%
$19,800
$19,793
17.21%
29.54%
$268,000
81.70%
$67,000
$67,000
19.70%
16.34%
$312,000
104.26%
$78,000
$77,962
20.00%
20.84%
$188,000
99.99%
$47,000
$46,977
19.74%
19.99%
Est. Liq. Date Delinquency
Status
Est. (Gain)/Loss
Est. Severity MI Cert #
10/1/2006 699
Monitor
$25,467
81.10%
7/1/2006 369
Monitor
$15,794
99.96%
9/1/2006 699
Monitor - BK
$19,793
99.96%
5/1/2006 699
Monitor
$0
0.00%
12/1/2006 C36
Monitor
$77,962
99.95%
12/1/2006 CC6
Monitor
$46,977
99.95%
SASCO 2005-S3 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
359136499 $20,000
$19,990
BPO
8/4/2005
$99,000
$85,000
20.20%
23.51%
5/1/2005
5/1/2005
MN
648
property value has declined by 14 percent based on a BPO performed on 8/4/2005. Default Reason: (Unknown)
10/14/2005 This loan was added to the Watchlist because it is an early-payment default and the property securing it was originated as a cash-out refinance. Additionally, the
MN 5/1/2005 Int. Est. $270,000 $26,990 9.99% $215,920 $26,963 359136506 1/1/2007
CC3
$26,963 6/30/2005 $211,189 12.76% 6/1/2005 633
Default Reason: (Unknown)
10/14/2005 This loan was added to the Watchlist because it is an early-payment default and it was originated to purchase an investment home.
359136508 $54,000
$54,000
BPO
7/8/2005
$360,000
$365,000
15.00%
14.79%
5/1/2005
4/1/2005
IL
746
Default Reason: (Unknown)
This loan was added to the Watchlist because it represents a first payment default. 8/2/2005
359136706 $20,000
$19,984
Int. Est.
6/30/2005
$132,300
$101,643
15.11%
19.66%
5/1/2005
6/1/2005
GA
698
Default Reason: (Unknown)
10/14/2005 This loan was added to the Watchlist because it is an early-payment default and it was originated for the purchase of an investment home.
359136805 $33,000
$32,987
BPO
8/3/2005
$165,000
$153,000
20.00%
21.55%
5/1/2005
5/1/2005
MO
597
a small decline in value.
Default Reason: (Unknown)
10/14/2005 This loan was added to the Watchlist because it is an early-payment default and was originated as a cash-out refinance. Additionally, the property has experience
TX 5/1/2005 BPO $280,000 $56,000 20.00% $224,000 $55,969 359136886 5/1/2006 C36
$55,969 8/4/2005 $200,500 27.91% 5/1/2005 738
Default Reason: (Unknown)
10/14/2005 This loan was added to the Watchlist because it is an early-payment default and the property value has declined by 28 percent.
(c) 2005 The Murrayhill Company. All Rights Reserved.
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
12/1/2006 $79,000
116.45%
C36
Monitor
$19,990
99.95%
115.00% Monitor 99.90%
2/1/2007 $306,000
98.63%
369
Monitor
$54,000
100.00%
6/1/2006 $99,070
117.12%
CC3
Monitor
$19,984
99.91%
5/1/2006 $132,000
107.83%
C36
Monitor
$32,987
99.95%
139.63% Monitor 99.94%
SASCO 2005-S3 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1100081447 Int. Est.
12/31/2004
$155,000
$123,391
11/1/2004
5/1/2005
OR
628
Default Reason: (Unknown)
This loan was paid off during the 7/25/2005 distribution cycle with an active prepayment premium flag; however, a premium was not remitted to the trust. 8/9/2005 Murrayhill has asked the servicer to explain.
2/1/2005 Int. Est. 1100101758
12/31/2004
$332,485
$263,583 4/1/2005
CA
609
Default Reason: (Unknown)
This loan was paid off during the 7/25/2005 distribution cycle with an active prepayment premium flag; however, a premium was not remitted to the trust. 8/9/2005 Murrayhill has asked the servicer to explain.
2/1/2005 Int. Est. 1100102060
12/31/2004
$255,000
$202,156 5/1/2005
CA
626
Default Reason: (Unknown)
This loan was paid off during the 7/25/2005 distribution cycle with an active prepayment premium flag; however, a premium was not remitted to the trust. 8/9/2005 Murrayhill has asked the servicer to explain.
2/1/2005 Int. Est. 1100102452
6/30/2005
$121,900
$96,859 3/1/2005
MO
605
Default Reason: (Unknown)
This loan was added to the Watchlist because it represents an early payment default. 8/2/2005
1100102555 Int. Est.
6/30/2005
$110,000
$85,245
2/1/2005
3/1/2005
TX
646
Default Reason: (Unknown)
This loan was added to the Watchlist because it represents an early payment default. 8/2/2005
1100103034 Int. Est.
12/31/2004
$205,000
$170,754
11/1/2004
5/1/2005
CA
584
Default Reason: (Unknown)
This loan was paid off during the 7/25/2005 distribution cycle with an active prepayment premium flag; however, a premium was not remitted to the trust. 8/9/2005 Murrayhill has asked the servicer to explain.
(c) 2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV
CLTV Current Bal
$31,000
$0
20.00%
0.00%
$16,624
$0
4.99%
0.00%
$51,000
$0
20.00%
0.00%
$12,190
$12,163
10.00%
12.55%
$22,000
$21,952
20.00%
25.75%
$10,250
$0
5.00%
0.00%
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
9/1/2006 $0
0.00%
000
Active
$0
0.00%
7/1/2006 $0
0.00%
000
Active
$0
0.00%
8/1/2006 $0
0.00%
000
Active
$0
0.00%
4/1/2006 $109,710
125.82%
699
Monitor
$12,163
99.77%
3/1/2006 $88,000
128.98%
699
Monitor
$21,952
99.77%
8/1/2006 $0
0.00%
000
Active
$0
0.00%
SASCO 2005-S3 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1100103050 Int. Est.
12/31/2004
$300,000
$236,834
12/1/2004
5/1/2005
HI
621
Default Reason: (Unknown)
This loan was paid off during the 7/25/2005 distribution cycle with an active prepayment premium flag; however, a premium was not remitted to the trust. 8/9/2005 Murrayhill has asked the servicer to explain.
2/1/2005 Int. Est. 1100103072
12/31/2004
$479,000
$379,736 3/1/2005
CA
620
Default Reason: (Unknown)
This loan was paid off during the 7/25/2005 distribution cycle with an active prepayment premium flag; however, a premium was not remitted to the trust. 8/9/2005 Murrayhill has asked the servicer to explain.
2/1/2005 Int. Est. 1100103134
12/31/2004
$138,000
$108,723 4/1/2005
VA
580
Default Reason: (Unknown)
This loan was paid off during the 7/25/2005 distribution cycle with an active prepayment premium flag; however, a premium was not remitted to the trust. 8/9/2005 Murrayhill has asked the servicer to explain.
2/1/2005 BPO 1100103162
8/9/2005
$157,000
$119,900 3/1/2005
GA
655
Default Reason: (Unknown)
This loan was added to the Watchlist because it represents an early payment default. 8/2/2005
1100105219 Int. Est.
6/30/2005
$475,000
$379,533
3/1/2005
3/1/2005
NY
708
Default Reason: (Unknown)
This loan was added to the Watchlist because it represents an early payment default. 8/2/2005
1100105263 Int. Est.
12/31/2004
$205,000
$155,800
3/1/2005
5/1/2005
CA
549
Default Reason: (Unknown)
This loan was paid off during the 7/25/2005 distribution cycle with an active prepayment premium flag; however, a premium was not remitted to the trust. 8/9/2005 Murrayhill has asked the servicer to explain.
(c) 2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV
CLTV Current Bal
$60,000
$0
20.00%
0.00%
$95,800
$0
20.00%
0.00%
$6,900
$0
5.00%
0.00%
$31,400
$31,379
20.00%
26.17%
$47,500
$47,479
10.00%
12.50%
$41,000
$0
20.00%
0.00%
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
8/1/2006 $0
0.00%
000
Active
$0
0.00%
6/1/2006 $0
0.00%
000
Active
$0
0.00%
5/1/2006 $0
0.00%
000
Active
$0
0.00%
4/1/2006 $125,600
130.92%
699
Monitor
$31,379
99.93%
1/1/2007 $380,000
112.63%
699
Monitor
$47,479
99.95%
8/1/2006 $0
0.00%
000
Active
$0
0.00%
SASCO 2005-S3 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1100105271 Int. Est.
6/30/2005
$510,000
$393,923
3/1/2005
3/1/2005
TX
707
Default Reason: (Unknown)
This loan was added to the Watchlist because it represents an early payment default. 8/2/2005
1100105853 Int. Est.
6/30/2005
$202,000
$156,984
2/1/2005
3/1/2005
GA
665
Default Reason: (Unknown)
10/14/2005 This loan was added to the Watchlist because it represents an early payment default.
1100106178 Int. Est.
6/30/2005
$632,000
$445,178
3/1/2005
3/1/2005
NY
745
Default Reason: (Unknown)
10/14/2005 This loan was added to the Watchlist because it represents an early payment default.
1100106424 Int. Est.
6/30/2005
$154,900
$118,507
3/1/2005
4/1/2005
GA
652
Default Reason: (Unknown)
10/14/2005 This loan was added to the Watchlist because it represents an early payment default.
1100106480 BPO
8/3/2005
$445,000
$434,000
3/1/2005
3/1/2005
CA
643
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation for the purpose of a cash out refinance.
2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV
CLTV Current Bal
$110,000
$109,940
21.56%
27.90%
$40,400
$40,351
20.00%
25.70%
$200,000
$199,949
31.64%
44.91%
$30,980
$30,952
20.00%
26.11%
$89,000
$88,968
20.00%
20.49%
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$400,000
129.45%
$161,600
128.64%
$400,002
134.76%
$123,920
130.68%
$356,000
102.52%
Est. (Gain)/Loss
Est. Severity
$109,940
99.94%
$40,351
99.87%
$199,949
99.97%
$30,952
99.91%
$88,968
99.96%
Delinquency
Status
3/1/2006 699
Monitor
4/1/2006 99
Monitor
1/1/2007 99
Monitor
5/1/2006 69
Monitor
8/1/2006 99
Monitor - BK

Section Three
Prepayment Premium Analysis

2005 The Murrayhill Company. All Rights Reserved.


Reconciliation for Prepayment Premiums for SASCO 2005-S3
Mortgage Data Through: August 31, 2005

Section 1:	Prepayment premiums remitted to the P Class by the trustee.
		This information is taken from the Statement to
		Certificateholders prepared by the trustee.
		Trustee Remittance Date
	Class	25-Sep-05	25-Aug-05	25-Jul-05
	P Class	$237,940	$166,278	$125,132

Section 2:	Prepayment premiums collected by the servicers and remitted
		to the trustee. This information is reported to Murrayhill by the servicers each month.

		Trustee Remittance Date
	Servicers 25-Sep-05		 25-Aug-05	25-Jul-05
	TOTAL	  $237,940		$166,278	$125,132

Section 3:	Reconciliation of the amounts remitted to the P class by the
		trustee and the amounts remitted by the servicers to the
		trustee.
Amount remitted to the P Class:			$237,940
Amount remitted by servicers:			$237,940
		Difference:			$0

2005 The Murrayhill Company. All Rights Reserved.


Aggregate Paid-Off Loans Report for SASCO 2005-S3
Mortgage Data Through: August 31, 2005

Trustee Remittance Date: 			25-Sep-05    25-Aug-05 25-Jul-05
Loans with Active Prepayment Flags with
Premiums Remitted (A)					118	89	  74

Loans without Prepayment Flags with
Premiums Remitted 		 			6	1         1
Total Loans with Premiums Remitted  (B)			124	90	  75

Loans with Active Prepayment Flags (C)			120	91	  85

Loans without Prepayment Flags with
Premiums Remitted 					6	 1	   1
Subtotal  (D)						126	92	  86

Premiums Remitted for Loans with Active
Prepayment Flags (A/C)					98.33%	97.80%	  87.06%

Total Loans with Premiums Remitted to
the Subtotal (B/D)					98.41%	97.83%	  87.21%

Total Paid-Off Loans (E)				239	282	  277
Total Loans with Premiums Remitted to
the Total Paid-Off Loans (B/E)				51.88%	31.91%
27.08%

2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loan Exception Report for SASCO 2005-S3
Mortgage Data Through: August 31, 2005
									Total
Total Paid-Off Loans with Flags						124
Less Exceptions:
	Loans with Expired Prepayment Clauses (as stated in the Note)*	4

	Loans that Contained a Clause Allowing Prepayment Premiums to
	be Waived at the Time of Liquidation*				0

	Loans that were Liquidated from REO Status*			0

	Loans with Discrepancies between the Data File and the Note*	0

	Defaulted Liquidated Loans that Could Not Have Premiums
	Collected because of the Acceleration of the Debt*		0

	Loans that were Liquidated Through Loss Mitigation Efforts*	0

	Total Paid-Off Loans with Active Prepayment Flags (C)		120

Other Exceptions:
	Paid-Off Loans that Did Not have Premiums Collected because
	of State Statutes						0

	Paid-Off Loans with Active Prepayment Flags that Did Not
	Have Premiums Remitted			 			2

*  These categories are mutually exclusive.

2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans With Prepayment Flags for SASCO 2005-S3
Mortgage Data Through: August 31, 2005

Loan Delinq- Origina- PPP  Expira-  Payoff   Payoff  PPP      State % of PPP
Num- uency   tion     Flag tion	    Balance  Date   Remitted        to
Payoff
ber  String  Date	   Date					    Balance
6581245*  CC0 10/21/2004 2 10/21/2006 $46,826 8/3/2005   $0 	CA	0%
6576124*  CC0 1/26/2005  3 1/26/2008  $28,102 8/19/2005  $0 	OH	0%
6575855** CC0 1/7/2005   0 1/7/2005   $49,160 8/29/2005  $766 	MN	2%
6575884** CC0 1/28/2005  0 1/28/2005  $19,591 8/23/2005  $804 	ND	4%
6580963** CC0 9/29/2004  0 9/29/2004  $31,894 8/1/2005   $1,243 MA	4%
6575167** CC0 1/31/2005  0 1/31/2005  $53,090 8/15/2005  $2,177	NY	4%
6572349** CC0 5/5/2004   0 5/5/2004   $67,611 8/29/2005  $2,969 CA	4%
6584202** CC0 11/29/2004 0 11/29/2004 $84,656 8/31/2005  $3,383 MA	4%
6575668	  CC0 12/20/2004 1 12/20/2005 $49,776 8/31/2005  $997 	RI	2%
6583023	  CC0 12/22/2004 1 12/22/2005 $90,320 8/16/2005  $3,657 NY	4%
6582137	  CC0 12/27/2004 1 12/27/2005 $38,879 8/15/2005  $1,574 IL	4%
6583400	  CC0 12/29/2004 1 12/29/2005 $46,945 8/19/2005  $845 	RI	2%
6582812	  CC0 12/30/2004 1 12/30/2005 $31,795 8/24/2005  $1,556 NY	5%
6574429   CC0 1/10/2005  1 1/10/2006  $39,059 8/25/2005  $783 	RI	2%
6581307	  CC0 6/25/2004  2 6/25/2006  $17,190 8/29/2005  $716 	CA	4%
6582201	  CC0 7/23/2004  2 7/23/2006  $8,322  8/3/2005   $407 	FL	5%
6580909	  CC0 9/14/2004  2 9/14/2006  $64,637 8/31/2005  $2,337 CA	4%
6581148	  CC0 9/21/2004  2 9/21/2006  $34,600 8/30/2005  $692 	MO	2%
6580931	  CC0 9/22/2004  2 9/22/2006  $83,701 8/12/2005  $3,750 CA	4%
6580926	  CC0 9/24/2004  2 9/24/2006  $111,480 8/26/2005 $5,438 AZ	5%
6580901	  CC0 9/28/2004  2 9/28/2006  $94,259 8/1/2005   $3,372 CA	4%
6581328	  CC0 9/28/2004  2 9/28/2006  $20,477 8/3/2005   $775 	CA	4%
6581336	  CC0 10/28/2004 2 10/28/2006 $24,083 8/3/2005   $1,130	CA	5%
6582231	  CC0 10/29/2004 2 10/29/2006 $39,569 8/1/2005   $1,739 FL	4%
6583318	  CC0 11/2/2004  2 11/2/2006  $44,805 8/30/2005  $2,012 FL	4%
6584181	  CC0 11/23/2004 2 11/23/2006 $116,616 8/12/2005 $4,894 CA	4%
6582666	  CC0 11/23/2004 2 11/23/2006 $96,845 8/8/2005   $3,869 CA	4%
6582676	  CC0 11/23/2004 2 11/23/2006 $29,919 8/15/2005  $1,363 CA	5%
6581439	  CC0 11/24/2004 2 11/24/2006 $34,888 8/8/2005   $1,482 AZ	4%
6581463   CC0 11/30/2004 2 11/30/2006 $89,164 8/18/2005  $3,519 CA	4%
6582639   CC0 12/1/2004  2 12/1/2006  $115,603 8/31/2005 $4,450 CA	4%
6582624   CC0 12/1/2004  2 12/1/2006  $77,742 8/24/2005  $3,418 CA	4%
6581458   CC0 12/1/2004  2 12/1/2006  $40,088 8/25/2005  $1,703 CA	4%
6582272   CC0 12/2/2004  2 12/2/2006  $30,114 8/10/2005  $1,404 FL	5%
6582964	  C30 12/3/2004  2 12/3/2006  $19,710 8/24/2005  $946 	CT	5%
6581541	  CC0 12/8/2004  2 12/8/2006  $101,601 8/19/2005 $3,656 CA	4%
6582269	  CC0 12/8/2004  2 12/8/2006  $26,131 8/25/2005  $1,162 FL	4%
6582764	  CC0 12/9/2004  2 12/9/2006  $102,662 8/24/2005 $4,044 CA	4%
6581646	  CC0 12/9/2004  2 12/9/2006  $87,761 8/4/2005   $3,505 CA	4%
6581683	  CC0 12/10/2004 2 12/10/2006 $64,815 8/22/2005  $2,957 CA	5%
6581528	  CC0 12/10/2004 2 12/10/2006 $60,637 8/12/2005  $2,668 AZ	4%
6584112	  CC0 12/10/2004 2 12/10/2006 $19,110 8/31/2005  $382 	MO	2%
6582388	  CC0 12/13/2004 2 12/13/2006 $62,754 8/18/2005  $2,259 VA	4%
6574244	  CC0 12/13/2004 2 12/13/2006 $22,327 8/17/2005  $938 	AZ	4%
6582863	  CC0 12/14/2004 2 12/14/2006 $75,746 8/18/2005  $2,953 CA	4%
6582390	  CC0 12/14/2004 2 12/14/2006 $60,562 8/3/2005   $2,180 FL	4%
6582013	  CC0 12/14/2004 2 12/14/2006 $32,066 8/23/2005  $641 	MO	2%

2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans With Prepayment Flags for SASCO 2005-S3
Mortgage Data Through: August 31, 2005

Loan Delinq- Origina- PPP  Expira-  Payoff   Payoff  PPP      State % of PPP
Num- uency   tion     Flag tion	    Balance  Date   Remitted        to
Payoff
ber  String  Date	   Date					    Balance
6581658	  CC0 12/14/2004 2 12/14/2006 $8,569  8/10/2005  $413 	AZ	5%
6581362	  CC0 12/14/2004 2 12/14/2006 $7,119 8/1/2005    $341 	MA	5%
6581766	  CC0 12/15/2004 2 12/15/2006 $82,388 8/1/2005   $3,626 CA	4%
6582382	  CC0 12/15/2004 2 12/15/2006 $37,902 8/18/2005  $1,667 MD	4%
6573581	  CC0 12/15/2004 2 12/15/2006 $32,620 8/30/2005  $1,044 AZ	3%
6583231	  CC0 12/15/2004 2 12/15/2006 $18,350 8/5/2005   $826 	CO	5%
6582878	  CC0 12/15/2004 2 12/15/2006 $10,300 8/25/2005  $470 	OR	5%
6583947	  CC0 12/16/2004 2 12/16/2006 $86,776 8/19/2005  $3,814 CA	4%
6583937	  CC0 12/16/2004 2 12/16/2006 $69,746 8/2/2005   $2,788 CA	4%
6574493	  CC0 12/16/2004 2 12/16/2006 $22,341 8/17/2005  $1,028 FL	5%
6581704	  CC0 12/17/2004 2 12/17/2006 $89,750 8/15/2005  $3,814 CA	4%
6574249	  CC0 12/20/2004 2 12/20/2006 $44,749 8/25/2005  $1,857 OR	4%
6582362	  CC0 12/20/2004 2 12/20/2006 $39,078 8/16/2005  $1,711 FL	4%
6574212	  CC0 12/20/2004 2 12/20/2006 $49,845 8/29/2005  $499 	MI	1%
6576344	  CC0 12/21/2004 2 12/21/2006 $84,633 8/31/2005  $3,386 CA	4%
6581817	  CC0 12/21/2004 2 12/21/2006 $15,030 8/5/2005   $720 	NV	5%
6575541	  CC0 12/22/2004 2 12/22/2006 $31,642 8/25/2005  $1,012 AZ	3%
6573335	  CC0 12/23/2004 2 12/23/2006 $48,855 8/3/2005   $2,148 FL	4%
6582458	  CC0 12/23/2004 2 12/23/2006 $14,883 8/23/2005  $717 	MD	5%
6573256	  CC0 12/27/2004 2 12/27/2006 $79,278 8/24/2005  $3,567 CA	4%
6581842	  CC0 12/28/2004 2 12/28/2006 $102,251 8/17/2005 $3,676 CA	4%
6582699	  CC0 12/29/2004 2 12/29/2006 $74,011 8/19/2005  $2,441 CA	3%
6576354	  CC0 12/29/2004 2 12/29/2006 $63,727 8/9/2005   $2,359 CA	4%
6573984	  CC0 12/29/2004 2 12/29/2006 $47,847 8/16/2005  $2,033 FL	4%
6575126	  CC0 12/29/2004 2 12/29/2006 $23,883 8/11/2005  $1,075 FL	5%
6573336	  CC0 12/29/2004 2 12/29/2006 $26,224 8/29/2005  $1,009 FL	4%
6582747	  CC0 12/30/2004 2 12/30/2006 $43,828 8/30/2005  $1,577 DE	4%
6576022	  CC0 12/30/2004 2 12/30/2006 $57,771 8/22/2005  $1,157 VA	2%
6575215	  CC0 12/30/2004 2 12/30/2006 $22,785 8/10/2005  $1,140 CT	5%
6574201	  CC0 12/30/2004 2 12/30/2006 $27,880 8/8/2005   $276 	MI	1%
6573405	  CC0 12/30/2004 2 12/30/2006 $22,424 8/16/2005  $224 	MI	1%
6576300	  CC0 12/31/2004 2 12/31/2006 $119,363 8/1/2005  $4,771 CA	4%
6575582	  CC0 1/5/2005   2 1/5/2007   $35,594 8/31/2005  $1,459 AZ	4%
6583619	  CC0 1/5/2005   2 1/5/2007   $24,650 8/22/2005  $1,108 NV	4%
6574492	  CC0 1/5/2005   2 1/5/2007   $17,859 8/16/2005  $731 	FL	4%
6584252	  CC0 1/5/2005   2 1/5/2007   $32,313 8/2/2005   $647 	VA	2%
6573484	  CC0 1/10/2005  2 1/10/2007  $14,874 8/3/2005   $149 	MI	1%
6573781	  CC0 1/12/2005  2 1/12/2007  $75,282 8/22/2005  $3,015 CA	4%
6583127	  CC0 1/14/2005  2 1/14/2007  $98,745 8/26/2005  $4,046 CA	4%
6575552	  CC0 1/19/2005  2 1/19/2007  $34,836 8/15/2005  $1,428 AZ	4%
6578146	  CC0 1/19/2005  2 1/19/2007  $32,427 8/12/2005  $1,409 CA	4%
6575599	  CC0 1/20/2005  2 1/20/2007  $54,004 8/1/2005   $2,215 AZ	4%
6573577	  CC0 1/24/2005  2 1/24/2007  $92,031 8/1/2005   $1,868 VA	2%
6584300	  CC0 1/26/2005  2 1/26/2007  $65,784 8/12/2005  $2,500 CA	4%
6583649	  CC0 1/26/2005  2 1/26/2007  $22,148 8/23/2005  $1,063 FL	5%
6573602	  CC0 1/27/2005  2 1/27/2007  $44,763 8/16/2005  $1,836 AZ	4%
6573760	  CC0 1/28/2005  2 1/28/2007  $31,483 8/3/2005   $1,165 CA	4%
6573596	  CC0 1/31/2005  2 1/31/2007  $48,807 8/4/2005   $2,196 AZ	5%
6583701	  CC0 1/31/2005  2 1/31/2007  $30,503 8/3/2005   $1,373 FL	5%
6573597	  CC0 1/31/2005  2 1/31/2007  $27,134 8/22/2005  $1,221 AZ	5%
6574467	  CC0 1/31/2005  2 1/31/2007  $24,316 8/17/2005  $936 	FL	4%
6573521	  CC0 1/31/2005  2 1/31/2007  $15,945 8/2/2005   $324 	MO	2%
6575280	  CC0 2/1/2005   2 2/1/2007   $39,903 8/23/2005  $1,795 DE	4%
6573111   CC0 2/9/2005   2 2/9/2007   $144,160 8/15/2005 $6,819 AZ	5%
6576612   CC0 3/8/2005   2 3/8/2007   $39,907 8/22/2005  $1,572 CA	4%
6576640	  CC0 3/29/2005  2 3/29/2007  $56,856 8/16/2005  $2,149 CA	4%
6580821	  CC0 9/7/2004   3 9/7/2007   $27,830 8/12/2005  $1,063 AZ	4%
6581000	  CC0 9/14/2004  3 9/14/2007  $62,203 8/8/2005   $1,462 MA	2%
6582579   CC0 9/16/2004  3 9/16/2007  $23,778 8/31/2005  $1,237 AZ	5%
6581164   CC0 10/6/2004  3 10/6/2007  $27,381 8/29/2005  $1,231 FL	4%
6580907	  CC0 10/7/2004  3 10/7/2007  $26,689 8/23/2005  $1,061 AZ	4%
6581369	  CC0 11/19/2004 3 11/19/2007 $93,221 8/9/2005   $3,541 NV	4%
6583365	  CC0 11/30/2004 3 11/30/2007 $24,863 8/2/2005   $796 	CA	3%
6581627	  CC0 12/8/2004  3 12/8/2007  $26,033 8/24/2005  $1,249 CA	5%
6583940	  CC0 12/9/2004  3 12/9/2007  $43,062 8/1/2005   $1,721 CA	4%
6581571	  CC0 12/9/2004  3 12/9/2007  $37,364 8/22/2005  $1,400 UT	4%
6573580	  CC0 12/15/2004 3 12/15/2007 $22,753 8/2/2005   $843 	AZ	4%
6583252	  CC0 12/29/2004 3 12/29/2007 $91,707 8/31/2005  $3,662 CA	4%
6583376	  CC0 12/29/2004 3 12/29/2007 $56,940 8/16/2005  $2,476 CA	4%
6576406	  CC0 1/5/2005   3 1/5/2008   $88,423 8/25/2005  $3,668 CA	4%
6584283   CC0 1/20/2005  3 1/20/2008  $59,466 8/12/2005  $2,587 CA	4%
6575101	  C30 1/28/2005  3 1/28/2008  $16,886 8/1/2005   $676 	FL	4%
6583369	  CC0 1/31/2005  3 1/31/2008  $147,994 8/8/2005  $5,321 CA	4%
6578162	  CC0 2/17/2005  3 2/17/2008  $76,489 8/24/2005  $3,363 CA	4%
6583896	  CC0 12/17/2004 5 12/17/2009 $20,547 8/15/2005  $185 	OH	1%
6583591	  60  12/21/2004 5 12/21/2009 $55,736 8/24/2005  $502 	OH	1%
6583486	  CC0 12/28/2004 5 12/28/2009 $23,257 8/4/2005   $209 	OH	1%
6583338	  CC0 12/29/2004 5 12/29/2009 $20,550 8/9/2005   $185 	OH	1%
6583689	  CC0 1/26/2005  5 1/26/2010  $39,453 8/8/2005   $1,776 FL	5%
*Murrayhill asked the servicer why no PPP was remitted.
**This loan did not have and active PPP Flag but had a penalty remitted.

2005 The Murrayhill Company. All Rights Reserved.

Section Four
Analytics

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-S3 FICO Distribution by Status
Mortgage Data Through: August 31, 2005
FICO	Delinquency	Percentage
550	Current	0.002
550	Delinquent	0.006
550	Paid Off	0.003
560	Current	0.003
560	Delinquent	0.016
560	Paid Off	0.004
570	Current	0.004
570	Delinquent	0.025
570	Paid Off	0.001
580	Current	0.016
580	Delinquent	0.05
580	Paid Off	0.027
590	Current	0.032
590	Delinquent	0.095
590	Paid Off	0.021
600	Current	0.038
600	Delinquent	0.076
600	Paid Off	0.035
610	Current	0.047
610	Delinquent	0.073
610	Paid Off	0.033
620	Current	0.058
620	Delinquent	0.104
620	Paid Off	0.057
630	Current	0.063
630	Delinquent	0.095
630	Paid Off	0.051
640	Current	0.074
640	Delinquent	0.095
640	Paid Off	0.066
650	Current	0.086
650	Delinquent	0.066
650	Paid Off	0.063
660	Current	0.081
660	Delinquent	0.066
660	Paid Off	0.071
670	Current	0.072
670	Delinquent	0.063
670	Paid Off	0.079
680	Current	0.067
680	Delinquent	0.041
680	Paid Off	0.067
690	Current	0.061
690	Delinquent	0.025
690	Paid Off	0.081
700	Current	0.052
700	Delinquent	0.022
700	Paid Off	0.051
710	Current	0.047
710	Delinquent	0.016
710	Paid Off	0.041
720	Current	0.039
720	Delinquent	0.009
720	Paid Off	0.036
730	Current	0.033
730	Delinquent	0.013
730	Paid Off	0.043
740	Current	0.032
740	Delinquent	0.016
740	Paid Off	0.048
750	Current	0.026
750	Delinquent	0.009
750	Paid Off	0.021
760	Current	0.02
760	Delinquent	0.006
760	Paid Off	0.039
770	Current	0.015
770	Delinquent	0.003
770	Paid Off	0.019
780	Current	0.012
780	Delinquent	0.003
780	Paid Off	0.021
790	Current	0.009
790	Delinquent	0.003
790	Paid Off	0.012
800	Current	0.005
800	Paid Off	0.009
810	Current	0.002
810	Paid Off	0.002
820	Current	0
830	Current	0

Status	# of Loans	Average	Std. Deviation
Current	10,830	668	56.791
Delinquent	317	633	57.152
Paid Off	916	676	53.701
Total:	12,063

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S3 Loan-to-Value Distribution by Status
Mortgage Data Through: August 31, 2005
LTV	Delinquency	Percentage
0	Current	0.005
0	Paid Off	0.009
0	Delinquent	0.009
0.1	Delinquent	0.139
0.1	Current	0.166
0.1	Paid Off	0.284
0.2	Paid Off	0.686
0.2	Delinquent	0.836
0.2	Current	0.809
0.3	Paid Off	0.021
0.3	Delinquent	0.016
0.3	Current	0.019
0.4	Paid Off	0.001
0.4	Current	0.001
0.5	Current	0

Status	# of Loans	Average	Std. Deviation
Current	10,830	0.968	0.056
Delinquent	317	0.981	0.033
Paid Off	916	0.948	0.074
Total:	12,063

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S3 Balance Distribution by Status
Mortgage Data Through: August 31, 2005
Balance	Delinquency	Percentage
0	Current	0.001
10000	Current	0.054
10000	Delinquent	0.101
20000	Current	0.19
20000	Delinquent	0.189
30000	Current	0.217
30000	Delinquent	0.208
40000	Current	0.154
40000	Delinquent	0.123
50000	Current	0.102
50000	Delinquent	0.11
60000	Current	0.081
60000	Delinquent	0.066
70000	Current	0.06
70000	Delinquent	0.047
80000	Current	0.038
80000	Delinquent	0.044
90000	Current	0.032
90000	Delinquent	0.038
100000	Current	0.024
100000	Delinquent	0.028
110000	Current	0.015
110000	Delinquent	0.016
120000	Current	0.011
120000	Delinquent	0.016
130000	Current	0.006
130000	Delinquent	0.003
140000	Current	0.004
140000	Delinquent	0.003
150000	Current	0.003
160000	Current	0.002
170000	Current	0.001
180000	Current	0.001
190000	Current	0.001
200000	Current	0.001
200000	Delinquent	0.006
210000	Current	0
220000	Current	0
230000	Current	0
240000	Current	0
250000	Current	0
260000	Current	0
300000	Current	0
360000	Current	0
380000	Current	0

Status	# of Loans	Average	Std. Deviation
Current	10,830	45,765.32	30,197.57
Delinquent	317	44,290.18	30,271.40
Total:	11,147

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S3 Mortgage Term Distribution by Status
Mortgage Data Through: August 31, 2005
Mortgage Term	Delinquency	Percentage
0	Current	0.002
0	Delinquent	0.013
0	Paid Off	0.002
120	Paid Off	0.029
120	Delinquent	0.076
120	Current	0.021
180	Current	0.453
180	Delinquent	0.344
180	Paid Off	0.477
240	Paid Off	0.022
240	Delinquent	0.06
240	Current	0.03
300	Current	0
360	Current	0.493
360	Delinquent	0.508
360	Paid Off	0.469

# of Loans	Other	120	180	240	300	360
12,063	30	277	5,456	365	1	5,934

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S3 Mortgage Purpose Distribution
Mortgage Data Through: August 31, 2005


Origination Statistics	Current Loans


Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	1,495	12.4%	Cash-out refinance 	1,342	12.4%
Purchase	10,023	83.1%	Purchase	9,003	83.1%

Rate/term refinance 	439	3.6%	Rate/term refinance 	393	3.6%
Home Improvement 	6	0.0%	Home Improvement 	4	0.0%
Other	103	0.9%	Other	88	0.8%

Total	12,066	100%	Total	10,830	100%


Delinquent Loans	Paid Off Loans


Purpose	Number	Percentage	Purpose	Number	Percentage

Cash-out refinance 	34	10.7%	Cash-out refinance 	119	13.0%
Purchase	271	85.5%	Purchase	746	81.4%

Rate/term refinance 	7	2.2%	Rate/term refinance 	39	4.3%
Home Improvement 	0	0.0%	Home Improvement 	2	0.2%
Other	5	1.6%	Other	10	1.1%

Total	317	100%	Total	916	100%

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S3 Ownership Distribution by Status
Mortgage Data Through: August 31, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.148
Investment Home	Delinquent	0.054
Investment Home	Paid Off	0.239
Primary Home	Current	0.832
Primary Home	Delinquent	0.943
Primary Home	Paid Off	0.728
Second Home	Current	0.021
Second Home	Delinquent	0.003
Second Home	Paid Off	0.033

Title	# of Loans
Investment Home	1,835
Primary Home	9,972
Second Home	256
Total:	12,063

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S3 Delinquent Balance Over Time
Mortgage Data Through: August 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
6/30/2005	6905545.09	2023696.56	0	0	0
7/31/2005	7050774.14	4449069.51	2088186.87	0	  0
8/31/2005	5325139.16	3914561.3	4759964.49	40322.63  0

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S3 Delinquent Count Over Time
Mortgage Data Through: August 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
6/30/2005	150	51	0	0	0
7/31/2005	158	99	47	0	0
8/31/2005	124	82	110	1	0

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S3 Conditional Prepayment Rates
Mortgage Data Through: August 31, 2005
Date	Distribution Date	CPR	3-Month MA  6-Month MA   12-Month MA
8/31/2005	9/25/2005	28.00%
7/31/2005	8/25/2005	28.00%
6/30/2005	7/25/2005	25.01%

Copyright 2005, The Murrayhill Company. All rights reserved.